Commonwealth of Virginia
State Corporation Commission
Office of the Clerk
Entity ID: 11295384
Filing Number: 2205024488731
Filing Date/Time: 05/02/2022 01:54 PM
Effective Date/Time: 05/02/2022 01:54 PM

Limited Liability Company - Articles of Amendment - Name Change

Entity Information

Entity Name:	Sixth Street Lending, LLC	Entity Type:	Limited Liability Company
Entity ID:	11295384	Formation Date:	10/18/2021
Status:	Active		

Name Change

Entity Name: 1800 Diagonal Lending, LLC

Adoption and Vote

Date of Adoption

Date Articles were adopted: 04/27/2022

By the members in accordance with the VA LLC Act.

Signature Information

Date Signed: 05/02/2022

Executed in the name of the limited liability company by:

Printed Name	Signature	Title
Curt Kramer	Curt Kramer	Manager